UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2016

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by New York REIT, Inc. (the “Company”) on December 30, 2016 (the “Original 8-K”) has been filed solely to revise the table in Item 5.07 under the heading “Proposal 1 – Election of Directors” by removing the column with the heading “Against” and changing the heading “Abstain” to “Withheld.” No other changes are being made to the Original 8-K filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 30, 2016, New York REIT, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on (i) the election of William M. Kahane, P. Sue Perrotty, Robert H. Burns, Randolph C. Read, Craig T. Bouchard, James P. Hoffmann, Gregory F. Hughes, Keith Locker and James Nelson to the Company’s Board of Directors for one-year terms until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify, (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) the adoption of a non-binding advisory resolution approving the executive compensation of the Company’s named executive officers and (iv) a recommendation, by non-binding advisory vote, on the frequency of future advisory votes on executive officer compensation.

The Company’s stockholders elected all nine nominees for director, ratified the appointment of KPMG, adopted the non-binding advisory resolution approving the executive compensation of the Company’s named executive officers and voted for holding future nonbinding advisory votes on executive compensation every year.

The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes
William M. Kahane	86,671,752	32,621,748	34,804,119
P. Sue Perrotty	106,853,768	12,439,732	34,804,119
Robert H. Burns	106,904,791	12,388,709	34,804,119
Randolph C. Read	88,982,225	30,311,275	34,804,119
Craig T. Bouchard	114,425,272	4,868,228	34,804,119
James P. Hoffmann	117,566,193	1,727,307	34,804,119
Gregory F. Hughes	117,543,470	1,750,030	34,804,119
Keith Locker	117,312,697	1,980,803	34,804,119
James Nelson	107,245,306	12,048,194	34,804,119

Proposal 2 – Ratification of Appointment of Independent Registered Accounting Firm

For	Against	Abstain	Broker Non-Votes
152,809,958	258,906	1,028,755	*

*No broker non-votes arose in connection with Proposal No. 2 due to the fact that the matter was not considered a non-routine matter under New York Stock Exchange rules.

Proposal 3 – Non-Binding Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
77,111,463	40,395,450	1,786,587	34,804,119

Proposal 4 – Non-Binding Advisory Vote on the Frequency of “Say-on-Pay” Votes

Every Year	Once Every Two Years	Once Every Three Years	Abstain	Broker Non-Votes
86,978,211	361,770	30,506,517	1,447,002	34,804,119

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2017	NEW YORK REIT, INC.

	By:	/s/ Michael A. Happel Michael A. Happel Chief Executive Officer and President